COLONIAL SMALL CAP VALUE
            FUND

 Supplement to the October
   30, 1998 Prospectuses

The Fund's Prospectuses are
amended as follows:

The sub-caption "Borrowing
of Money" under the caption
HOW THE FUND PURSUES ITS
OBJECTIVE AND CERTAIN RISK
FACTORS is revised in its
entirety as follows:

  Borrowing of Money.  The
  Fund may borrow money
  from banks, other
  affiliated funds and
  other entities to the
  extent permitted by law
  for temporary or
  emergency purposes up to
  33 1/3% of its total
  assets.


SC-36/300G-1198
November 13, 1998

                COLONIAL SMALL CAP VALUE FUND

 Supplement to the Statement of Additional Information dated
                      October 30, 1998

The Fund's Statement of Additional Information is amended as follows:

(1)  An adjourned Special Meeting of Shareholders of the
  Fund was held on November 13, 1998. The proposals received the required approvals and are effective immediately:

  (a)    The first and fifth policies under the caption
     FUNDAMENTAL INVESTMENT POLICIES are revised in their entirety as follows:

     The Fund may:

     1.Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; and

     5.Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets
       (taken at market value at the time of such loans) and (d) through repurchase agreements.







SC-39/301G-1198
November 13, 1998